Taxes	12 Months Ended
Dec. 31, 2023
Taxes [Abstract]
Taxes	Taxes
25.1 Recoverable taxes
Recoverable taxes are mainly the result of higher interim payments of value added tax and income tax in Mexico during 2023 compared to the current year's provision, which will be offset in future years. Operations in Guatemala, Panama, Nicaragua, and Colombia are subject to a minimum tax. In Guatemala and Colombia, this tax is recoverable only under certain circumstances. Guatemala's tax base is determined by considering the greater of total assets and net income; in Colombia, the taxable base is stockholders' equity.

25.1.1 Exclusion of the State Value Added Tax ("VAT") (ICMS) on the federal sale taxes (PIS / COFINS) calculate basis
On March 15, 2017 the Brazilian Federal Supreme Court (STF) ruled that the inclusion of the VAT (ICMS) on federal sales taxes (PIS and COFINS) taxable basis was unconstitutional. During 2019, the Company's subsidiaries in Brazil obtained conclusive favorable motions over this exclusion of VAT (ICMS) over PIS / COFINS calculation. The net favorable effects of each case are to be recorded at the time all formalities and legal procedures are finalized and recovery of the taxes paid becomes virtually certain. During 2023, 2022 and 2021, , the Company recorded in other operating revenues in the consolidated income statement the effects of the administrative formalities concluded (see Note 20).

As of December 31, 2023 and 2022 the amount of recoverable taxes in Brazil including PIS and COFINS is Ps. 745 and Ps. 1,060, respectively.
25.2 Taxation of beverages
As of December 31, 2023, all the countries where the Company operates, with the exception of Panama, impose value added tax on the sale of carbonated beverages, with a rate of 16.0% in Mexico, 12.0% in Guatemala, 15.0% in Nicaragua, 13% in Costa Rica, 19.0% in Colombia, 21.0% in Argentina, 22.0% in Uruguay, and in Brazil 16.0% in the state of Rio de Janeiro, 17.0% in the states of Goiás and Santa Catarina, 18.0% in the states of São Paulo, Minas Gerais and Paraná, and 20.0% in the states of Mato Grosso do Sul and Rio Grande do Sul. The states of Rio de Janeiro, Goiás and Paraná also charge an additional 2.0% on sales as a contribution to a poverty eradication fund.

In Brazil, value-added tax is calculated and added, along with federal sales tax, to the tax base. The Company is also responsible for collecting and paying the tax for its retailers in Brazil. This is calculated based on a survey conducted by each state's government. In 2023, the Company collected 16.3% of its net sales taxes.

Several of the countries in which the Company operates impose excise duties or other taxes, as follows:

•Mexico imposes a special tax on the production, sale and import of beverages with added sugar and high fructose corn syrup, which from January 1, to December 31, 2023 the excise tax was Ps.1.5086 per liter. This excise tax applies only to the first sale, and we are responsible for collecting and paying it. As of January 1, 2024, the excise duty was equal to Ps.1.5737 per liter. This excise tax rate will be in effect until December 31, 2024, and thereafter will be subject to an annual increase based on the previous year's inflation rate.

•Guatemala imposes an excise tax of 18 cents in local currency (Ps.0.40 as of December 31, 2023) per liter of carbonated beverage.

•Costa Rica imposes a specific tax on non-alcoholic carbonated bottled beverages based on the combination of packaging and flavor, currently assessed at 21.07 colones (Ps.0.68 as of December 31, 2023) per 250 ml, and an excise tax (which is a contribution to the National Institute of Rural Development) currently assessed at 7,254 colones (approximately Ps.0.23 as of December 31, 2023) per 250 ml.

•Nicaragua imposes a 15.0% tax on beverages, except water, and municipalities impose a 1.0% tax on our Nicaraguan gross income.

•Panama imposes a 7.0% excise tax on carbonated beverages with more than 7.5 grams of sugar or any caloric sweetener per 100 ml, and a 10.0% tax on syrups, powders and concentrates used to produce sugary drinks. Since January 1, 2020, Panama imposes a 5.0% excise tax on non-carbonated beverages with more than 7.5 grams of sugar or any caloric sweetener per 100 ml, whether imported or locally produced. Beverages derived from dairy products, grains or cereals, nectar, fruit and vegetable juices with natural fruit concentrates are exempt from this tax.

•Argentina applies an excise tax of 8.7% to carbonated beverages containing less than 5.0% lemon juice or less than 10.0% fruit juice, and a 4.2% excise tax to sparkling water and flavored carbonated beverages with a fruit juice content of 10.0% or more, although this excise tax is not applicable to some of our products.

•In Brazil, it applies an average excise tax on production of about 2.6% and an average sales tax of about 12.0% on net sales. Except for sales to wholesalers, these production and sales taxes apply only to the first sale, and the Company is responsible for collecting and paying these taxes from each of its retailers. In the case of sales to wholesalers, they are entitled to recover sales tax and collect this tax again for the resale of its products to retailers.

•Colombian municipalities impose a sales tax ranging from 0.35% to 1.2% of net sales. On November 1, 2023, a new tax of 18 Colombian pesos (approximately Ps.0.08 as of December 31, 2023) was applied to beverages with 6 to 10 grams of added sugar per 100 ml, while a tax of 35 Colombian pesos (approximately Ps.0.15 as of December 31, 2023) was applied to beverages with more than 10 grams of added sugar per 100 ml. The amount of this tax will increase in early 2024 and 2025, as detailed in a paragraph below.

•In Uruguay, an excise tax of 19.0% is levied on carbonated beverages, a 12.0% excise tax is levied on fruit juice-based beverages with a minimum content of 10.0% in natural fruit juices (or at least 5.0% natural content of fruit juices in the case of lemon) and an excise tax of 8.0% in the case of sparkling and still water.

25.3 Tax reforms
Mexico
In April 2021, the Mexican government amended the Federal Labor Law, the Federal Tax Code, and other laws that regulate labor benefits with the purpose of prohibiting the subcontracting of personnel, except in activities such as specialized works or services that are not part of a company's core business and that are provided by service providers registered with the Ministry of Labor and Social Welfare. As a result of this tax reform, the deduction of expenses related to subcontracting is prohibited, as well as the possibility of crediting the value added tax generated by expenses related to subcontracting and in extreme cases, the subcontracting of personnel can qualify as tax fraud. This reform entered into effect on September 1, 2021.

Pursuant to the amendments to Mexican tax laws effective January 1, 2022, Mexican issuers are jointly and severally liable for taxes payable on gains arising from the sale or disposition of their shares or securities representing their shares, as ADSs, by majority shareholders who are not residents of Mexico and do not have a permanent establishment in Mexico for tax purposes. To other Mexican non-residents who do not have a permanent establishment in Mexico for tax purposes, to the extent that such Mexican issuer fails to provide certain information regarding such sale or disposition to Mexican tax authorities. For the purposes of this rule, "majority shareholders" shall be understood as shareholders who are identified in the reports submitted by the Mexican issuer to the CNBV annually as (i) directors or officers who directly or indirectly own 1.0% or more of the Mexican issuer's share capital, (ii) shareholders who directly or indirectly own 5.0% or more of the Mexican issuer's share capital, or (iii) within the ten largest shareholders of the Mexican share capital of the Mexican issuer. issuer based on direct ownership of the shares of the share capital. Although in some cases the Mexican tax authorities have indicated that this reporting obligation would only apply to transfers of shares or securities representing shares that result in a change of control, there are no established criteria or general interpretations in this regard issued by the Mexican tax authorities. There is currently no obligation on the part of Mexican non-residents to report to Mexican issuers their sales or disposals of shares or securities representing shares, which limits our ability to comply with our reporting obligations to Mexican tax authorities. Therefore, the amount of a potential tax liability is uncertain and difficult to determine given the inherent mechanisms and procedures, including the application of any available tax treaty, applicable to the trading of publicly traded securities.

Colombia
In August 2021, a new tax reform came into force in Colombia. This reform increased the income tax rate from 30.0% to 35.0% for 2022 and limited the ability to deduct or deduct municipal sales taxes against income taxes to 50.0%.

In December 2022, a new tax reform was approved in Colombia, which began to be applied during 2023.

The main changes are as follows:

•Introduction of an excise duty on beverages with added sugar based on the following timetable:

◦From November 1, 2023 to December 30, 2023, a tax of 18 Colombian pesos (approximately Ps.0.08 as of December 31, 2023) was applied to beverages containing 6 to 10 grams of added sugar per 100 ml and a tax of 35 Colombian pesos (approximately Ps.0.15 as of December 31, 2023) for beverages with more than 10 grams of added sugar per 100 ml;

◦From January 1, 2024 to December 30, 2024, a tax of 28 Colombian pesos (approximately Ps.0.12 as of December 31, 2023) for beverages containing 6 to 10 grams of added sugar per 100 ml and a tax of 55 Colombian pesos (approximately Ps.0.24 as of December 31, 2023) for beverages with more than 10 grams of added sugar per 100 ml;

◦From January 1, 2025 to December 30, 2025, a tax of 38 Colombian pesos (approximately Ps.0.17 as of December 31, 2023) for beverages containing between 5 grams and 9 grams of added sugar per 100 ml and a tax of 65 Colombian pesos (approximately Ps.0.29 as of December 31, 2023) for beverages with more than 9 grams of added sugar per 100 ml;

◦From 2026, the corresponding tax will be increased annually by the same percentage as the UVT (Tax Value Unit).

•Introduction of a new tax on single-use plastics, with a rate of 0.00005 on the Tax Value Units per gram of plastic. One Tax Value Unit is equivalent to 42,412 Colombian pesos (approximately Ps.187.46 as of December 31, 2023). This new tax is applicable to our products that are not considered part of the market basket of goods
(currently two of our products fall into this category). However, this tax can be waived with a circular economy certification that will be issued in case recycled resin is incorporated into the packaging. Through legal resolution C-526/23, it was indicated that the responsible for the tax is the producer of single-use plastics.

•Increase in the income tax rate as of January 1, 2023, from 20.0% to 35.0% on taxable income obtained from free zones within Colombia. This change will go into effect on January 1, 2026 if a free zone company can demonstrate a 60.0% revenue increase in 2022 compared to fiscal year 2019. Despite this, the Supreme Court ruled that this law is not applicable to entities that have obtained its approval before December 13, 2022.

•The possibility of taking municipal sales taxes as a tax deduction against income tax was eliminated.

•Increase in the occasional income tax rate from 10.0% to 15.0% applicable to sales of fixed assets and introduction of a stamp duty at a rate between —% and 3.0%, on the sale price of real estate and other assets.

•Introduction of a minimum income tax rate of 15%, which must be calculated considering an adjusted income (UD). The Adjusted Tax Rate (TTD) will be the result of dividing an Adjusted Tax (ID) by the Adjusted Income (UD).

Costa Rica
Until December 31, 2022, the producer or importer was responsible for collecting value-added taxes on carbonated beverages from supply chain participants, with an effective value-added tax rate for carbonated beverages of 15.8%. On January 1, 2023, a new tax reform came into effect to reintroduce the standard debt and credit system for producers, wholesalers, and retailers with a tax rate of 13.0%, so our Costa Rican subsidiary is no longer responsible for collecting such tax along the entire supply chain.

Uruguay
On December 31, 2021, the Uruguayan government issued an executive decree that increased the excise tax on energy drinks from 19.0% to 22.0%. This increase went into effect as of January 2022.

Brazil
In early 2017, Brazil's Federal Supreme Court ruled that value-added tax would not be used as the basis for calculating federal sales tax, resulting in a reduction of federal sales tax. Our Brazilian subsidiaries initiated legal proceedings to determine their ability to calculate federal sales tax without using value-added tax as a basis, in accordance with the first ruling of the Brazilian Federal Supreme Court, and obtained a favorable final resolution in 2019. However, the Brazilian tax authorities appealed the decision of the Brazilian Federal Supreme Court and the appeal was denied in May 2021. In 2023, federal sales and production taxes together resulted in an average tax of 14.6% on net sales.

In recent years, the rate of excise duty on concentrate in Brazil has undergone recurring temporary fluctuations. The excise tax rate was increased from 4% to 8.0% from February 1, 2021 to February 24, 2022, decreased to 6.0% from February 25, 2022 to April 30, 2022, and increased again to 8.0% on May 1, 2022. The tax credit that we may recognize in our Brazilian operations in connection with concentrate purchases in the Manaus Free Trade Zone has been affected accordingly.

In December 2022, the Brazilian government published the new transfer pricing rules that will come into effect from January 1, 2024. The new transfer pricing rules aim to align the Brazilian transfer pricing system with the transfer pricing guidelines recommended by the Organization for Economic Co-operation and Development (OECD). During 2023, the Brazilian government issued specific regulatory instructions to regulate this new tax legislation and transfer pricing methods. In 2024, greater regulation of intangibles and the obligations to file transfer pricing tax returns is expected.

In March 2023, the value-added tax rate in the state of Paraná increased from 16.0% to 18.0%. As of January 1, 2024, the value-added tax rate in the state of Rio Grande do Sul is 18%. As of January 1, 2024, the state of Minas Gerais began applying an additional 2.0% charge on sales as a contribution to a poverty eradication fund.

In December 2023, the Brazilian government published a Provisional Measure, to establish that the amount of the credit of a final and unappealable judicial decision, which exceeds the value of R$ 10 million (approximately Ps. 34.9 million as of December 31, 2023) subject to compensation against tax debts, must observe the monthly limitation of 1/60 of the total value of the credit. While taxpayers must observe this regulation as of January 1, 2024, this Interim Measure must become law during the following months; otherwise, this command is revoked.

In December 2023, the Brazilian government published a new law to tax investment subsidies granted by municipalities or states of the federation as of January 1, 2024. These subsidies will be taxed by Income Tax and Social Contribution at the combined tax rate of 34% and will be subject to other contributions at the combined tax rate of 9.25%. On the other hand, the Federal Government will grant an income tax credit of 25% of the municipal or state subsidy, limited to the amount of depreciation of such assets applied to approved development or expansion projects that caused such subsidy, provided that certain conditions are met.

In addition, also in December 2023, a Constitutional Amendment was published to implement a comprehensive tax reform in Brazil that will replace the current indirect tax system with a new one, which will be progressively implemented from January 1, 2026 until its full adoption in 2033.Municipal (ISSQN), state (ICMS) and federal (PIS and COFINS) taxes will be replaced by a double VAT (CBS and IBS). Double VAT will apply to all tangible or intangible goods, duties and services; it must be taxed according to the amount charged in the place where it is consumed; It will not be considered in itself in its own taxable base (the tax will not be taxed), and gives the right to record the input tax credit of the previous transaction (without a cumulative system).

There will be a standard rate for all goods and services, with exceptions for certain sectors such as education, health, medicine, public transport, food for human consumption, agricultural products and some others, which will be entitled to tax reductions of 100%, 70% or 40% of the rate yet to be defined. In addition, there will be specific rules for sectors such as fuels and lubricants, automotive, financial services, real estate transactions, health plans, tourism and leisure businesses, among others. During the following months, the executive and legislative branches must enact a series of laws and acts to regulate and detail all procedures, obligations and the double VAT rate.

In addition, from 2027 a special tax (IS) will also be applied on the production, extraction, marketing or import of services or goods harmful to health and the environment. This tax will be applied only once, does not generate a subsequent credit (it is subject to the so-called single-phase system) and will be part of the taxable base of the other tax applied to sales of services and goods. The current excise duty (IPI) will be reduced to zero, except for those products produced in the Manaus Free Trade Zone, in order to maintain the competitiveness and development of the incentivized zone. As in the previous case, a series of laws and acts are expected to regulate and detail all the procedures, obligations and the list of IS rates.

Finally, as of January 1, 2024, new rules will apply to exclusive financial investment funds, investments and foreign currency assets located abroad, held by Brazilian taxpayers. Due to these changes, the government offered the option to Brazilian tax residents to increase the cost of the tax on foreign assets and investments to the current market value by paying a reduced rate on such difference, for those who choose to anticipate potential profits in this gap, by collecting the corresponding income tax with such reduced income tax rate instead of the regular rate on capital gains. For those who opt for this option, the current market value will be your new tax cost basis and a future capital gain, if and when it occurs, will be calculated from this point, rather than the original tax cost basis.

Argentina
On December 13, 2023, the Argentine government issued an executive decree (Decree 29/2023) setting the tax rate of the PAIS (Program for an Inclusive and Solidary Argentina) at 17.5%, applicable to the import of goods (excluding goods from the basic food basket, fuels, lubricants, and other goods related to power generation). This tax is applicable to foreign currency transactions carried out on or after December 13, 2023, and represents an additional cost for Argentine operations. This tariff is also applicable to cargo services and other transportation services for the import or export of goods, or when such services are acquired in Argentina and provided by non-residents.

25.4 Taxation

The following summary contains a description of certain U.S. federal income and Mexican federal tax consequences of the purchase, ownership, and disposition of our units or American Depositary Shares ("ADS") by an owner who is a citizen or resident of the United States, a U.S. domestic corporation, or a person or entity that will otherwise be subject to federal income tax based on net revenue with respect to units or ADSs. which we refer to as a U.S. holder, but is not intended to be a description of all possible tax considerations that may be relevant to a decision to purchase, hold, or dispose of the units or ADSs. In particular, this discussion does not address all Mexican or U.S. federal income tax considerations that may be relevant to a particular investor, nor does it address the special tax rules applicable to certain categories of investors, such as banks, intermediaries, merchants who choose market value, tax-exempt entities, insurance companies, certain short-term holders of units or ADSs, or investors who own the units or ADSs as part of a hedging, conversion, or integrated transaction, partnerships or partners therein, nonresident foreign individuals present in the United States for 183 days or more, or investors who have a "functional currency" other than the U.S. dollar. U.S. holders should be aware that the tax consequences of owning units or ADSs may be substantially different for the investors described in the previous sentence. This summary deals only with U.S. holders who will hold the units or ADSs as equity assets and does not address the tax treatment of a U.S. holder who owns or is treated as owning 10.0% or more of the shares by vote or security (including units) of our company.

This summary is based on the federal tax laws of the United States and Mexico in effect as of the date of this annual report, including the provisions of the U.S.-Mexico income tax treaty and its protocols, or the Tax Treaty, which are subject to change. The summary does not address any tax consequences under the laws of any state or municipality in Mexico or the United States, or the laws of any tax jurisdiction other than the federal laws of Mexico and the United States. Holders of the units or ADSs should consult their tax advisors regarding the U.S., Mexican or other tax consequences of the purchase, ownership and disposition of units or ADSs, including, in particular, the effect of any foreign, state or local tax laws.

Mexican Taxation

For purposes of this summary, the term "nonresident holder" means a holder who is not a resident of Mexico and who does not own the units or ADSs in connection with conducting a trade or business through a permanent establishment in Mexico. For the purposes of Mexican taxation, an individual is a resident of Mexico if he or she has established his or her home in Mexico, or if he or she has another household outside of Mexico, but his or her "center of vital interests" (as defined in the Federal Tax Code in Mexico) is located in Mexico. A person's "center of vital interests" is located in Mexico when, among other circumstances, more than 50.0% of that person's total income during a calendar year originates within Mexico. A legal entity is a resident of Mexico if it has its principal place of business or its place of effective administration in Mexico. A Mexican citizen is presumed to be a resident of Mexico unless they can prove otherwise. If a legal entity or an individual is deemed to have a permanent establishment in Mexico for tax purposes, all income attributable to such permanent establishment will be subject to Mexican taxation, in accordance with applicable tax laws.

25.5 Tax Considerations Relating to Units and ADSs

Taxation of dividends. Effective January 1, 2014, in accordance with Mexican income tax laws, dividends, whether in cash or in kind, paid to individuals or non-residents in Mexico, on the Series B shares and Series L shares underlying our units or ADSs, are subject to 10.0% withholding tax, or a lower rate if they are covered by a tax treaty. Profits that have been obtained and are subject to income tax before January 1, 2014 are exempt from this withholding.

Taxation of Disposals of ADSs or Units. As of January 1, 2014, gains from the sale or disposition of shares made on the Mexican Stock Exchange or other securities market approved in Mexico by individuals resident in Mexico will be subject to an income tax rate of 10.0%, and gains from the sale or disposal of interests made on the Mexican Stock Exchange or other approved securities market in Mexico individuals and legal entities that are not residents in Mexico will be subject to a withholding tax of 10.0% in Mexico. The cost at which the shares were acquired prior to January 1, 2014 is calculated using the average closing price per share over the last twenty-two days. If the closing price per share in the last twenty-two days is considered unusual compared to the closing prices in the last six months, then the calculation is made using the average closing price per share over the last six months. However, a holder who is eligible to claim the benefits of any tax treaty will be exempt from Mexican withholding tax on gains made on a sale or other disposition of units, provided certain additional requirements are met.

Gains on the sale or other disposition of shares or ADSs made in a transaction that is not carried out through the Mexican Stock Exchange or other approved securities market in Mexico would generally be subject to Mexican taxation, regardless of the nationality or residence of the transferor. However, under the Tax Treaty, a holder who is eligible to claim the benefits of the Tax Treaty will be exempt from Mexican tax on gains made on such sale or other disposition of units or ADSs, provided that the holder does not own, directly or indirectly, 25.0% or more of our total share capital (including units represented by ADSs) within the 12-month period preceding such sale or other sale and provided that the owner does not own, directly or indirectly, that the profits are not attributable to a permanent establishment or a fixed base in Mexico. Deposits of units in exchange for ADSs and withdrawals of units in exchange for ADSs will not give rise to Mexican taxes.

Other Mexican Taxes
There are no Mexican inheritance, gift, inheritance, or value-added taxes applicable to the ownership, transfer, exchange, or disposition of the ADSs or units, although free transfers of units may, in certain circumstances, cause a Mexican federal tax to be imposed on the recipient. There are no Mexican taxes or stamp, issuance, registration or similar duties that must be paid by the owners of the units.

25.6 BEPS Pillar II

The OECD has published the Model Pillar Two rules to facilitate the domestic application of the global minimum tax of 15% in certain jurisdictions in which FEMSA operates. The legislation will become effective in most jurisdictions where the Company operates beginning on January 1, 2024. FEMSA is within the scope of the legislation enacted or substantially enacted and has conducted an assessment of the Company's potential exposure to Second Pillar income taxes.
The Company has applied the mandatory exception to recognizing and disclosing information about deferred tax assets and liabilities arising from Pillar Two income taxes. Furthermore, the Company has reviewed its corporate structure in light of the introduction of Pillar Two Model Rules in various jurisdictions. Since the Company's effective tax rate is well above 15% in all jurisdictions in which it operates, it has determined that it is not subject to Pillar Two "top-up" taxes. Therefore, the consolidated financial statements do not include information required by paragraphs 88A-88D of IAS 12.

The assessment of potential exposure to income taxes in the Second Pillar is based on the most recent tax returns, country-by-country reports and financial statements of the entities that are part of FEMSA. According to the assessment, effective Second Pillar tax rates in most jurisdictions where FEMSA operates are above 15%. However, there are a limited number of jurisdictions where the enabling rules of the Second Pillar are in the process of being issued and implemented and the effective tax rate of the Second Pillar is close to 15%. FEMSA does not expect significant exposure to Second Pillar income taxes in those jurisdictions; however, the development and publication of such rules will be monitored.
The Mexican tax authority, as of December 31, 2023, has not issued rules related to the tax treatment of the Second Pillar.
25.7 Income tax rates

The income tax rates in the countries where the Company operates as of December 31, 2023, 2022 and 2021 were as follows:

	2023	2022	2021
Mexico	30.0%	30.0%	30.0%
Guatemala	25.0%	25.0%	25.0%
Costa Rica	30.0%	30.0%	30.0%
Panama	25.0%	25.0%	25.0%
Nicaragua	30.0%	30.0%	30.0%
Colombia	35.0%	35.0%	31.0%
Argentina	35.0%	35.0%	30.0%
Brazil	34.0%	34.0%	34.0%
Chile	27.0%	27.0%	27.0%
Peru	29.5%	29.5%	29.5%
Ecuador	25.0%	25.0%	25.0%
Uruguay	25.0%	25.0%	25.0%
United States	21.0%	21.0%	21.0%
Switzerland	18.6%	18.6%	18.6%

The management currently has no reason to believe that the tax rates will change in the foreseeable future.

25.8 Income Tax

The major components of income tax expense for the years ended December 31, 2023, 2022 and 2021 are:

	2023		2022 (Revised)		2021 (Revised)
Current tax expense	Ps.	30,413	Ps.	17,007	Ps.	14,244
Deferred tax expense (benefit):
Origination and reversal of temporary differences		247		(1,164)		2,390
Utilization (benefit) of tax losses, net		(3,198)		(389)		(1,498)
Change in the statutory rate		(172)		(102)		4
Total deferred tax expense (benefit)		(3,123)		(1,655)		896
Total income taxes	Ps.	27,290	Ps.	15,352	Ps.	15,140
Total income taxes attributable to continued operation	Ps.	12,971	Ps.	13,275	Ps.	13,566
Total income taxes attributable to discontinued operation		14,319		2,077		1,574
	Ps.	27,290	Ps.	15,352	Ps.	15,140

Recognized in Consolidated Statement of Other Comprehensive Income (“OCI”)

Income tax related to items charged or
recognized directly in OCI during the period:	2023		2022		2021
Unrealized gain (loss) on cash flow hedges	Ps.	(355)	Ps.	(1,158)	Ps.	992
Exchange differences on translation of foreign operations		(1,951)		(3,742)		(1,730)
Remeasurements of the net defined benefit liability		11		383		127
Share of the other comprehensive income of equity method accounted investees (1)		3,108		1,129		1,506
Total income tax expense (benefit) recognized in OCI	Ps.	813	Ps.	(3,388)	Ps.	895

(1)Deferred income taxes related to currency translation adjustment, mark to market of derivative financial instruments and employee benefits for equity method accounted investees which as of December 31, 2023 amounted to Ps. 2,953, Ps. (239), and Ps. 394, respectively.
A reconciliation between tax expense and income before income taxes and share of the profit or loss of associates and joint ventures accounted for using the equity method multiplied by the Mexican domestic tax rate for the years ended December 31, 2023, 2022 and 2021 is as follows:

	2023	2022 (Revised)	2021 (Revised)
Mexican statutory income tax rate	30.0%	30.0%	30.0%
Difference between book and tax inflationary values and translation effects	(1.7)%	(5.4)%	(4.8)%
Annual inflation tax adjustment	0.2%	7.0%	7.7%
Income tax at a rate other than Mexican statutory rates	0.9%	2.8%	0.2%
Non-deductible expenses	2.1%	3.8%	2.1%
Taxable (non-taxable) income	(3.2)%	1.4%	2.3%
Others	0.1%	0.1%	0.1%
Adjustments for previous tax years	—%	0.4%	—%
Income Tax credits (1)	—%	—%	(1.5)%
Tax loss (recognition) write off (2) (3)	(3.3)%	(5.5)%	(1.4)%
Sale of investment of Heineken	1.2%	—%	—%
Consolidated Effective income tax rate	26.3%	34.6%	34.7%
Effective income tax rate from continued operations	22.7%	33.0%	34.3%
Effective income tax rate from discontinued operations	3.6%	1.6%	0.4%

(1)Favorable position of Brazilian Courts related to a no taxation on financial effects of recovered tax credits from previously won judicial disputes, which allowed a recognition of a deferred tax credit in Brazil in 2021.
(2)During 2022, Coca-Cola FEMSA recognized an amount of Ps.(2,194) as favorable effects on the deferred tax assets of its territories taking into account our expectation that those deferred tax assets will be recovered in the future.
(3)The majority related to tax loss generated in 2023 from a reorganization of the business at Health Division in Chile.
Deferred Income Tax Related to:

	Consolidated Statement				Consolidated
	of Financial Position as of				Income Statements
	December 31, 2023		December 31, 2022		2023		2022 (Revised)		2021 (Revised)
Expected credit losses	Ps.	(356)	Ps.	(389)	Ps.	(6)	Ps.	21	Ps.	(3)
Inventories		(61)		(107)		(1)		99		(17)
Other current assets		317		99		92		(78)		47
Property, plant and equipment, net		(7,075)		(7,288)		275		(1,345)		(1,081)
Right of use Assets		(1,166)		(1,433)		194		(151)		(482)
Investments in equity method accounted investees		(51)		(7,330)		74		(58)		(22)
Other assets		315		(283)		(884)		36		(2)
Finite useful lived intangible assets		131		3		145		(139)		498
Indefinite lived intangible assets		1,499		3,693		(2,161)		402		36
Post-employment and other long-term employee benefits		(821)		(736)		(79)		(71)		(258)
Derivative financial instruments		(240)		420		(577)		(111)		738
Temporary non-deductible provisions		(4,602)		(3,971)		(1,006)		43		1,280
Employee profit sharing payable		(1,003)		(871)		(56)		(304)		(393)
Tax loss carryforwards		(13,137)		(10,177)		(3,198)		(389)		(1,498)
Tax credits to recover (1)		(797)		(1,065)		(73)		255		1,200
Cumulative other comprehensive income		(394)		(218)		—		(417)		—
Exchange differences on translation of foreign operations in OCI		2,000		4,603		—		—		—
Other liabilities		(1,785)		(752)		(45)		322		1
Lease liabilities		(446)		(382)		(255)		(272)		53
Liabilities of amortization of goodwill of business acquisition		7,445		6,117		—		—		86
Deferred income tax					Ps.	(7,561)	Ps.	(2,157)	Ps.	183
Deferred tax income net recorded in share of the profit of equity method accounted investees						1,601		567		443
Deferred income tax, net					Ps.	(5,960)	Ps.	(1,590)	Ps.	626
Deferred tax discontinued operations					Ps.	2,838	Ps.	(65)	Ps.	270
Deferred income taxes, net	Ps.	(20,227)	Ps.	(20,067)
Deferred tax asset before reclassification to assets held for sale		(29,639)
Deferred tax asset from assets held for sale		2,041
Deferred tax assets	Ps.	(27,598)	Ps.	(26,890)
Deferred tax liability before reclassification to assets held for sale		7,373
Deferred tax liability from assets held from sale		(2)
Deferred tax liabilities	Ps.	7,371	Ps.	6,823

(1)Corresponds to income tax credits arising from dividends received from foreign subsidiaries to be recovered within the next ten years according to the Mexican Income Tax law.
Income tax related to Accumulated Other Comprehensive Income (“AOCI”)

Income tax related to items charged or
recognized directly in AOCI as of the year:	2023		2022
Unrealized gain on derivative financial instruments	Ps.	324	Ps.	688
Remeasurements of the net defined benefit liability		(221)		(251)
Exchange differences on translation of foreign operations		1,828		3,778
Gain on hedge of net investments in foreign operations		1,401		2,216
Share of other comprehensive income of associated companies and joint ventures		—		(3,108)
Total deferred tax loss related to AOCI	Ps.	3,332	Ps.	3,323

The changes in the balance of the net deferred income tax asset are as follows:

	2023		2022		2021
Balance at the beginning of the period	Ps.	(20,067)	Ps.	(14,691)	Ps.	(16,010)
Deferred tax provision for the period (Note 25.8)		(5,960)		(1,115)		622
Deferred tax income net recorded in share of the profit of equity method accounted investees		2		(694)		277
Acquisition of subsidiaries		1,871		—		—
Effects in equity:
Unrealized (gain) on cash flow hedges		(594)		(1,281)		1,006
Exchange differences on translation of foreign operations		1,002		(2,604)		(491)
Remeasurements of the net defined benefit liability		405		497		380
Retained earnings of equity method accounted investees		954		(334)		32
Restatement effect of the period and beginning balances associated with hyperinflationary economies		121		155		(507)
Related discontinued operations		2,039		—		—
Balance at the end of the period	Ps.	(20,227)	Ps.	(20,067)	Ps.	(14,691)

Tax Loss Carryforwards
The subsidiaries in Mexico, Colombia, Chile, Uruguay, Argentina and Brazil have tax loss carryforwards. Unused tax loss carryforwards, for which a deferred income tax asset has been recognized, may be recovered provided certain requirements are fulfilled. The tax losses carryforwards for which a deferred tax asset has been recorded and their corresponding years of expiration are as follows:

	Tax Loss
Year	Carryforwards
2024	Ps.	963
2025		790
2026		635
2027		659
2028		484
2029		2,743
2030		3,323
2031		403
2032		3,283
2033 and thereafter		16,567
No expiration (Brazil and Colombia)		12,963
	Ps.	42,813

Considering all available evidence, including forecasts, business plans and strategic measures, as of December 31, 2023 and 2022 the Company has decided not to recognize a deferred income tax asset related to temporary differences not recognized in previous tax years. The amount of deferred income tax assets not recognized in previous tax years and adjusted as of December 31, 2023 and 2022 were Ps. 1,547 and Ps 1,816, respectively.
The Company recorded certain goodwill balances due to business acquisitions that are deductible for Brazilian income tax reporting purposes. The deduction of such goodwill amortization has resulted in the creation of net operating losses (NOLs) in Brazil which have no expiration, but their usage is limited to 30% of Brazilian taxable income in any given year. As of December 31, 2023, the Company believes that it is more likely than not that it will ultimately recover such NOLs through the reversal of temporary differences and future taxable income. Accordingly, the related deferred tax assets have been fully recognized.
The changes in the balance of tax loss carryforwards are as follows:

	2023		2022
Balance at beginning of the period	Ps.	31,323	Ps.	30,041
Derecognized		(932)		(13,348)
Increase (1)		21,018		14,639
Usage of tax losses		(7,281)		(460)
Translation effect of beginning balances		(1,315)		451
Balance at end of the period	Ps.	42,813	Ps.	31,323

(1)The recognition of tax loss carryforwards from previous years is shown under the item of increases, together with the tax loss carryforwards generated in the same years

Taxes associated with the payment of dividends

There were no withholding taxes associated with the payment of dividends in 2023, 2022 or 2021 by the Company to its shareholders.
Undistributed profits

The Company has determined that undistributed profits of its subsidiaries will not be distributed in the foreseeable future. As of December 31, 2023, 2022 and 2021, the unrecognized deferred tax liabilities associated with investments in subsidiaries, associates and joint ventures aggregate to Ps. 5,792, Ps. 14,528 and Ps. 19,141, respectively.